CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Research and development expenses	$ 7,694	$ 4,441	$ 732
Pre-commercialization expenses	829	0	0
General and administrative expenses	6,953	2,639	416
Operating loss	15,476	7,080	1,148
Financial income, net	(135)	(58)	(3)
Loss before taxes on income	15,341	7,022	1,145
Taxes on income	24	0	0
Net loss	15,365	7,022	1,145
Deemed dividend	0	0	26
Net loss attributable to holders of Ordinary shares	$ 15,365	$ 7,022	$ 1,171
Net basic and diluted loss per share	$ 1.08	$ 0.57	$ 0.14
Weighted average number of Ordinary shares used in computing basic and diluted loss per share	14,230,480	12,259,600	8,423,018